Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
March 31, 1998



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.60199%



        Excess Protection Level
          3 Month Average   5.04%
            March, 1998   5.77%
            February, 1998   4.63%
            January, 1998   4.74%


        Cash Yield                                  18.54%


        Investor Charge Offs                         4.85%


        Base Rate                                    7.92%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           11.41%


        Total Payment Rate                          13.80%


        Total Principal Balance                     $ 33,909,306,783.29


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 3,867,972,264.80